April 9, 2020
PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

A Series of Advisors Series Trust

Supplement to the Summary Prospectus dated June 28, 2019

Effective immediately, the redemption fee for the Pzena Emerging Markets Value Fund will be removed. All references to redemption fees throughout the summary prospectus are hereby removed.

Please retain this Supplement for future reference.